                                                                    EXHIBIT 99.1

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 10-Nov-99                      COLLECTION PERIOD            1
DISTRIBUTION DATE: 15-Nov-99                      BEGINNING:            1-Oct-99
                                                  ENDING:              31-Oct-99

I. POOL BALANCE CALCULATION:

A.      Original Pool Balance                                                                                        794,746,210.70

B.      Beginning of Period Outstanding Pool Balance                                                                 794,746,210.70

C.      Monthly Principal Amounts

        (1)   Monthly Scheduled Payments                                                                               9,803,290.52
        (2)   Full Prepayments (excluding Purchased Receivables)                                                      13,617,187.97
        (3)   Receivables becoming Liquidated Receivables during period                                                   18,532.04
        (4)   Receivables becoming Purchased Receivables during period                                                            -
        (5)   Other Receivables adjustments                                                                               (1,640.92)

        Total Monthly Principal Amounts                                                                               23,437,369.61

D.      Total Monthly Payments allocable to Interest                                                                   7,154,714.83

E.      End of period Outstanding Pool Balance                                                                       771,308,841.09

F.      Pool Factor                                                                                                        0.970510

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                                  Class A-1        Class A-2        Class A-3        Class A-4
                                                                  --------------   --------------   --------------   --------------
A.      Beginning of period Outstanding Principal Balance         125,000,000.00   314,000,000.00   196,000,000.00   151,800,000.00

B.      Noteholders' Principal Distributable Amount                23,437,369.61             0.00             0.00             0.00
C.      Noteholders' Interest Distributable Amount                    513,854.17     1,311,996.67       845,250.00       673,064.33
                                                                  -----------------------------------------------------------------
D.      Note Distributable Amount                                  23,951,223.78     1,311,996.67       845,250.00       673,064.33
E.      Note Principal Carryover Shortfall                                     0                0                0                0
F.      Note Interest Carryover Shortfall                                      0                0                0                0
G.      Insured Payment                                                        0                0                0                0

H.      End of period Outstanding Principal Balance               101,562,630.39   314,000,000.00   196,000,000.00   151,800,000.00

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

        A.      Available Funds in Collection Account:

                        (1)  Monthly Scheduled Payments on Receivables during period (including partial prepays)
                             (a)  Principal                                                                           13,617,187.97
                             (b)  Interest                                                                             7,065,259.95
                        (2)  Full Prepayments collected during period
                             (a)  Principal                                                                            9,553,807.15
                             (b)  Interest                                                                                87,185.37
                        (3)  Net Liquidation Proceeds collected during period                                                     0
                        (4)  Net Insurance Proceeds collected during period
                             (a)  Principal                                                                              249,483.37
                             (b)  Interest                                                                                 2,269.51
                        (5)  Purchase Amounts deposited in Collection Account                                                     0
                        (6)  Investment Earnings - Collection Account                                                     11,217.00

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 10-Nov-99                      COLLECTION PERIOD            1
DISTRIBUTION DATE: 15-Nov-99                      BEGINNING:            1-Oct-99
                                                  ENDING:              31-Oct-99

                Total Available Funds in Collection Account                                                           30,586,410.32

        B.      Available Funds in Payment Account:

                        (1)  Available Funds transferred from Collection Account                                      30,586,410.32
                        (2)  Amount withdrawn from Spread Account and deposited to Payment Account               $                -
                        (3)  Insured Payment deposited to Payment Account                                        $                -

                        Total Available Funds in Payment Account                                                 $    30,586,410.32

        C.      Distributions from Payment Account:

                        (1)  Monthly Servicing Fee                                                                       198,686.55
                        (2)  Unpaid Monthly Servicing Fee for Prior Collection Period                                             0
                        (3)  Owner Trustee Fees (if paid from Available Funds)                                                    0
                        (4)  Indenture Trustee Fees (if paid from Available Funds)                                                0
                        (5)  Insurance Premium                                                                           134,378.00
                        (6)  Note Interest Distributable Amount
                                (a)  Class A - 1                                                                         513,854.17
                                (b)  Class A - 2                                                                       1,311,996.67
                                (c)  Class A - 3                                                                         845,250.00
                                (d)  Class A - 4                                                                         673,064.33
                        (7)  Final Scheduled Distribution Date Note Principal Distributable Amount
                                (a)  Class A - 1                                                                                  0
                                (b)  Class A - 2                                                                                  0
                                (c)  Class A - 3                                                                                  0
                                (d)  Class A - 4                                                                                  0
                        (8)  Note Principal Distributable Amount
                                (a)  Class A - 1                                                                      23,437,369.61
                                (b)  Class A - 2                                                                                  0
                                (c)  Class A - 3                                                                                  0
                                (d)  Class A - 4                                                                                  0
                        (9)  Reimbursement Amounts Owing to Insurer                                                               0
                        (10) Spread Account Deposit (to increase to Required Amount)                                   3,471,810.99
                        (11) Indenture or Owner Trustee Fees (not paid under C)                                                   0
                        (12) Re-Liening Expenses                                                                                  0
                             (To the extent not paid by Servicer)
                        (13) Transition Costs and Additional Servicing Fee to Successor Servicer                                  0
                        (14) After Servicer Default, remaining Available Funds deposited
                              in Note Distribution Account                                                                        0

                        Total Distributions                                                                           30,586,410.32

        D.      Excess Available Funds (or shortfall)                                                                             0

        E.      Remaining Available Funds to holder of Residual Interest Certificate                                              0

IV. SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

                A. Available Funds Transferred from Collection Account to Payment Account                        $    30,586,410.32
                B. Distributions required under 4.03 (a)(i) through (vii)                                        $    27,114,599.33
                C. Spread Account Deposit to Payment Account (Min: $0 and Lines A - B)                                            0
                D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                                 0

V. SPREAD ACCOUNT BALANCE

                A. Spread Account Balance After Deposit/Disbursements
                        (1)  Initial Spread Account Deposit                                                      $    11,921,193.16
                        (2)  Investment Income Deposited to Spread Account                                       $         8,936.98

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 10-Nov-99                      COLLECTION PERIOD            1
DISTRIBUTION DATE: 15-Nov-99                      BEGINNING:            1-Oct-99
                                                  ENDING:              31-Oct-99

                        (3)  Withdrawal to make required payments under 4.03                                                      0
                        (4)  Withdrawal to reimburse Preference Amounts (to Insurer)                                              0
                        (5)  Deposit to Spread Account after Disbursements                                       $     3,471,810.99
                        (6)  Spread Account Balance after Deposit/Disbursments                                   $    15,401,941.13

                B. Spread Account Required Amount                                                                $    23,139,265.23

                        (1)  3% of Pool Balance                                                                  $    23,139,265.23
                        But in no event less than the lesser of (a) or (b)
                                (a) .5% of Original Pool Balance                                                 $     3,973,731.05
                                (b) Outstanding Principal Amount of All Notes                                    $     3,344,165.17

                C. Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                              0

                D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                                     0

VI. INSURED PAYMENTS

                A. Available Funds Transferred from Collection Account to Payment Account                        $    30,586,410.32
                B. Available Funds Transferred from Spread Account to Payment Account                            $                0
                C. Note Interest Distributable Amount                                                                  3,344,165.17
                D. Guaranteed Note Principal Amount                                                              $                0
                E. Deficiency Amount                                                                             $                0
                   (Min:(Lines A+B-C-D) and $0.00)                                                               $                0
                F. Preference Amount                                                                             $                0
                G. Insured Payment (lines E+F)                                                                   $                0

                                         Note Principal                      Note Interest
                                    Carryover Shortfall                Carryover Shortfall                               Total
        CLASS A-1                                $ 0.00                             $ 0.00                              $ 0.00
        CLASS A-2                                $ 0.00                             $ 0.00                              $ 0.00
        CLASS A-3                                $ 0.00                             $ 0.00                              $ 0.00
        CLASS A-4                                $ 0.00                             $ 0.00                              $ 0.00
        ----------------------------------------------------------------------------------------------------------------------
          TOTAL                                  $ 0.00                             $ 0.00                              $ 0.00

                        Current Distribution Date            Prior Distribution Date
                              Note Principal                      Note Principal                      Change in Note
                           Carryover Shortfall                 Carryover Shortfall            Principal Carryover Shortfall
        CLASS A-1                                $ 0.00                             $ 0.00                              $ 0.00
        CLASS A-2                                $ 0.00                             $ 0.00                              $ 0.00
        CLASS A-3                                $ 0.00                             $ 0.00                              $ 0.00
        CLASS A-4                                $ 0.00                             $ 0.00                              $ 0.00
        ----------------------------------------------------------------------------------------------------------------------
          TOTAL                                  $ 0.00                             $ 0.00                              $ 0.00

                          Current Distribution Date         Prior Distribution Date
                                 Note Interest                    Note Interest                        Change in Note
                              Carryover Shortfall              Carryover Shortfall              Interest Carryover Shortfall
        CLASS A-1                                $ 0.00                             $ 0.00                              $ 0.00
        CLASS A-2                                $ 0.00                             $ 0.00                              $ 0.00
        CLASS A-3                                $ 0.00                             $ 0.00                              $ 0.00
        CLASS A-4                                $ 0.00                             $ 0.00                              $ 0.00
        ----------------------------------------------------------------------------------------------------------------------
          TOTAL                                  $ 0.00                             $ 0.00                              $ 0.00

VIII. CUMULATIVE NET INSURANCE PROCEEDS                                                                          $       251,752.88

IX. DELINQUENCY RATIO


                A. Delinquency Statistics

           Days                                                               Outstanding                          Past Due
        Delinquent                                Units                        Principal                            Amount
        -----------------------------------------------------------------------------------------------------------------------
          31-60                                     837                      11,343,170.15                      $    568,119.61
          61-90                                       7                          92,522.47                      $      6,732.96
          91-120                                      0                               0.00                                 0.00
           121+                                       0                               0.00                                 0.00
        -----------------------------------------------------------------------------------------------------------------------
          TOTAL                                     844                      11,435,692.62                           574,852.57

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 10-Nov-99                      COLLECTION PERIOD            1
DISTRIBUTION DATE: 15-Nov-99                      BEGINNING:            1-Oct-99
                                                  ENDING:              31-Oct-99

                B. Delinquency Percentage

                   (1)  Outstanding Principal Balance for Delinquency => 30Days                                  $    11,435,692.62
                   (2)  Pool Principal Balance Beginning of Collection Period                                    $   794,746,210.70
                   (3)  Delinquency Percentage (Line 1/Line 2)                                                                 1.44%

X. CUMULATIVE NET LOSS RATIO

                             (1)  Principal Balance of Defaulted Contracts in current
                                   Collection Period                                                             $        18,532.04
                             (2)  Cumulative Defaulted Contracts Including
                                   Defaulted Contracts in current Collection Period                              $        18,532.04
                             (3)  Net Liquidation Proceeds collected during current
                                   Collection Period                                                             $                -
                             (4)  Cumulative Net Liquidation Proceeds Including
                                   Net Liquidation Proceeds in current Collection Period                         $                -
                             (5)  Original Pool Balance                                                          $   794,746,210.70
                             (6)  Cumulative Net Loss Rate (2) minus (4) divided by (5)                                       0.002%

III. REPOSSESSED INVENTORY

                                                                                                   Units              Principal
                                                                                                   -----         ------------------
                A. Principal Balance of repossessed Financed Vehicles (beg.)                          0                           0
                B. Repossessed Financed Vehicles                                                     17          $       216,505.26
                C. Net Liquidation Proceeds on repossessed Financed Vehicles                          0                           0
                D. Realized losses on sale of repossessed Financed Vehicles                           0                           0
                                                                                             --------------------------------------
                E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)               17          $       216,505.26

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DELINQUENCY AND LOSS REPORT

                                                  COLLECTION PERIOD            1
SERVICER REPORT DATE: 10-Nov-99                   BEGINNING:           10/1/1999
DISTRIBUTION DATE:    15-Nov-99                   ENDING:             10/31/1999

PERFORMANCE TESTS:

        A.      Delinquency Ratio

                    (1)   Receivables with Scheduled Payment delinquent more than
                           30 days at end of period                                                              $    11,435,692.62
                    (2)   Beginning of period Pool Balance                                                       $   794,746,210.70
                    (3)   Delinquency Percentage (1) divided by (2)                                                            1.44%
                    (4)   Delinquency Percentage for Previous Period                                                            N/A
                    (5)   Delinquency Percentage for 2nd Previous Period                                                        N/A
                    (6)   Average Delinquency Percentage (3)+(4)+(5) divided by 3                                               N/A
                    (7)   Portfolio Performance Event  (Trigger: Greater than 4.25%)                                            N/A
                    (8)   Event of Default  (Trigger: Greater than 6.25%)                                                       N/A
                    *Portfolio Performance Event Trigger in Effect Beginning on 3rd Distribution Date After
                      Closing
                    *Event of Default Trigger in Effect Beginning on 3rd Distribution Date After Closing

        B.      Cumulative Net Loss Ratio

                    (1)   Principal Balance of Defaulted Contracts in current Collection Period                  $        18,532.04
                    (2)   Cumulative Defaulted Contracts Including
                           Defaulted Contracts in current Collection Period                                      $        18,532.04
                    (3)   Net Liquidation Proceeds collected during current Collection Period                    $                -
                    (4)   Cumulative Net Liquidation Proceeds Including
                           Net Liquidation Proceeds in current Collection Period                                 $                -
                    (5)   Original Pool Balance                                                                  $   794,746,210.70
                    (6)   Cumulative Net Loss Rate (2) minus (4) divided by (5)                                               0.002%
                    (7)   Portfolio Performance Event (Trigger: Greater than .55%)                                               NO
                    (8)   Event of Default (Trigger: Greater than .75%)                                                          NO

                          ANRC AUTO OWNER TRUST 1999-A
                           MONTHLY PREPAYMENT SCHEDULE

SERVICER REPORT DATE                                                   10-Nov-99
DISTRIBUTION DATE:                                                     15-Nov-99

COLLECTION PERIOD
BEGINNING:                                                              1-Oct-99
ENDING:                                                                31-Oct-99

FULL PREPAYMENTS

        CONTRACT NUMBER                  DATE OF FULL PREPAYMENT
--------------------------------------------------------------------------------
See Attached Listing

                          ANRC AUTO OWNER TRUST 1999-A
                            MONTHLY DEFAULT SCHEDULE

SERVICER REPORT DATE                                                   10-Nov-99
DISTRIBUTION DATE:                                                     15-Nov-99

COLLECTION PERIOD
BEGINNING:                                                              1-Oct-99
ENDING:                                                                31-Oct-99

     CONTRACT NUMBER            MONTHLY SCHEDULED PAYMENT      PRINCIPAL BALANCE       MATURITY DATE
----------------------------------------------------------------------------------------------------
017-01-0000000044814                               235.04               7,849.32          12/11/2002
017-01-0000000094927                               279.34              10,682.72          10/24/2003

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10TH day of November, 1999


                                             /s/ Leland F. Wilson
                                             -----------------------------------
                                             Name:  Leland F. Wilson
                                             Title: Authorized Officer